UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________
FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2021

Commission File Number:  000-19599

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter.)

South Carolina	57-0425114
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

104 South Main Street, Suite 400
Greenville,	South Carolina	29601
(Address of principal executive offices)
(Zip Code)

(864)	298-9800
(registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	WRLD	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

World Acceptance Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") on August 4, 2021. Of the 6,767,703 shares outstanding and entitled to vote, 5,951,084 shares were represented at the Annual Meeting, which constituted a quorum. At the Annual Meeting the Company's shareholders voted on the matters disclosed in the Company's definitive Proxy Statement of Schedule 14A filed with the Securities and Exchange Commission on July 2, 2021 (the "Proxy Statement"). The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:4

Proposal 1 — Election of Directors

Elected the following seven individuals to serve as members of the Company's Board of Directors for a term of one year expiring at the Annual Meeting of Shareholders in 2022, or until their respective successors have been duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Ken R. Bramlett, Jr.	4,205,518	83,362	1,662,204
R. Chad Prashad	4,249,167	39,713	1,662,204
Scott J. Vassalluzzo	4,128,135	160,745	1,662,204
Charles D. Way	4,220,544	68,336	1,662,204
Darrell E. Whitaker	4,201,566	87,314	1,662,204
Elizabeth R. Neuhoff	4,258,061	30,819	1,662,204
Benjamin E. Robinson III	4,258,011	30,869	1,662,204

Proposal 2 — Advisory Vote on Executive Compensation

Approved, on an advisory basis, the executive compensation paid to the Company's named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
4,215,016	47,389	26,475	1,662,204

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of RSM US LLP as The Company's independent registered public accounting firm for the year ending March 31, 2022:

For	Against	Abstain	Broker Non-Votes
5,915,603	1,625	33,856	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

By: /s/ R. Chad Prashad
R. Chad Prashad
President and Chief Executive Officer
Date:	August 5, 2021

2